UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2025
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.
Certificate of Incorporation

On May 7, 2025, IDEXX Laboratories, Inc. (the “Corporation”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), eliminating from the Corporation’s Restated Certificate of Incorporation the authority of the Corporation to issue its previously designated shares of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”). As a result, the shares of the Corporation’s preferred stock previously designated as Series A Preferred Stock are no longer so designated and resume the status of undesignated shares of preferred stock of the Corporation.

At the 2025 Annual Meeting of Stockholders of the Corporation held on May 7, 2025 (the “Annual Meeting”), upon the recommendation of the Corporation’s Board of Directors (the “Board”), the Corporation’s stockholders approved amendments to the Corporation’s Restated Certificate of Incorporation removing all provisions thereof requiring a supermajority vote of the stockholders of the Corporation and providing for the exculpation of the Corporation’s officers as authorized by the Delaware General Corporation Law, all as more fully described in the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2025 (the “Approved Amendments”).

An Amended and Restated Certificate of Incorporation reflecting the elimination of the Corporation’s Series A Preferred Stock and the Approved Amendments was filed with the Secretary of State of the State of Delaware and became effective on May 7, 2025. A copy of such Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated By-Laws

On May 7, 2025, the Board approved the amendment and restatement of the Corporation’s By-Laws (the “Amended and Restated By-Laws”), effective immediately. The changes reflected in the Amended and Restated By-Laws include:

•Removing all provisions thereof providing for a supermajority vote of the stockholders of the Corporation;

•Setting forth certain informational and other requirements to be satisfied in connection with any advance notice relating to the nomination of director candidates or the presentation of business at an annual meeting of stockholders and the solicitation of stockholders;

•Establishing the Delaware state courts, or if no state court located in Delaware has jurisdiction, the federal district court for the District of Delaware, as the exclusive forum for certain legal actions relating to the Corporation under Delaware law, unless the Corporation otherwise agrees;

•Addressing procedural matters reflecting changes to Delaware law and relating to the adjournment of meetings of stockholders;

•Updating provisions relating to the calling of special meetings of the Board to permit the Board Chair, President or a majority of directors then in office (or one director in the event there is only a single director in office) to call a special meeting; and

•Making various other technical, ministerial, administrative, conforming and clarifying changes.

The description of the Amended and Restated By-Laws is a summary and is qualified in its entirety by reference to the Amended and Restated By-Laws, which is included as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 7, 2025, the Corporation held its Annual Meeting. At the Annual Meeting, shareholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 28, 2025, (the "Proxy Statement"): (1) the election of Stuart M. Essig, Jonathan Jay Mazelsky and M. Anne Szostak, each as a Class III director, for terms expiring at the 2028 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered accounting firm for the current fiscal year; (3) the approval, on an advisory basis, of the compensation of the Corporation's named executive officers; (4) a proposal to amend the Corporation’s Certificate of Incorporation to remove supermajority voting provisions; (5) a proposal to amend the Corporation’s Certificate of Incorporation to reflect Delaware law provisions allowing for officer exculpation; and (6) a shareholder proposal regarding annual election of directors as presented in the Corporation's proxy statement delivered to shareholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
Stuart M. Essig	63,294,770	4,572,225	207,161	4,952,406
Jonathan Jay Mazelsky	67,067,059	817,668	189,429	4,952,406
M. Anne Szostak	61,264,568	6,621,053	188,535	4,952,406

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	67,624,241
Against	5,217,074
Abstain	185,247
Broker Non-Votes	N/A

Proposal Three:	Advisory Vote to Approve Executive Compensation.

For	63,288,596
Against	4,375,655
Abstain	409,905
Broker Non-Votes	4,952,406

Proposal Four:	Amendment to Certificate of Incorporation to Remove Supermajority Voting Provisions.

For	67,764,787
Against	96,937
Abstain	212,432
Broker Non-Votes	4,952,406

Proposal Five:	Amendment to Certificate of Incorporation to Reflect New Delaware Law Provisions Allowing for Officer Exculpation.

For	60,474,938
Against	7,367,839
Abstain	231,379
Broker Non-Votes	4,952,406

Proposal Six:	Shareholder Proposal Regarding Annual Election of Directors.

For	62,357,879
Against	3,811,759
Abstain	1,334,652
Broker Non-Votes	5,522,272

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of IDEXX Laboratories, Inc., dated May 7, 2025.

3.2	Amended and Restated By-Laws of IDEXX Laboratories, Inc., amended through May 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 9, 2025	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary